UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       January 20, 2020

VITRO DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-17378	84-1012042
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4621 Technology Drive, Golden CO  80403
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 999-2130

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 2.02RESULTS OF OPERATION AND FINANCIAL CONDITION

ITEM 3.02SALE OF UNREGISTERED EQUITY SECURITIES

ITEM 5.03AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

ITEM 7.01REGULATION FD DISCLOSURE

On January 22, 2020, Vitro Diagnostics Inc. (“Vitro Biopharma”) issued a press release announcing a private placement of Units consisting of Series A Convertible Preferred Stock (“Series A Preferred”), Class A Warrants and Class B Warrants (the “Offering”). The Company has authorized the Offering of up to $1,000,000 in Units.  Terms of the Offering are set forth in the Press Release furnished herewith as Exhibit 99.1 and incorporated herein by reference.

On January 23, 2020, the CEO of the Company issued a Letter to Shareholders announcing results of operations and financial condition for the fiscal year ended October 31, 2019.   A copy of the Letter to Shareholders is furnished herewith as Exhibit 99.2.

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Vitro Diagnostics, Inc., a Nevada corporation (the "Company"):

1a.As of January 20, 2020 the Company had completed the sale of $500,000 in Units.  Details of the Units are set forth above and in the Company’s press release furnished as Exhibit 99.1 hereto.

b.The Units detailed in Item 1(a) above were sold to four (4) investors each of whom qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933 as amended (the "Securities Act").

c.The Company paid no fees or commissions in connection with the issuance of the Units.

d.The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Rule 506 of Regulation D under the Securities Act of 1933, as amended, and Section 4(2) thereunder.

e.The terms of conversion of the Series A Convertible Preferred Stock are set forth in the Certificate of Designations filed herewith as Exhibit 3.1.  The terms of exercise of the Class A Warrants and Class B Warrants are set forth in the Company’s press release furnished as Exhibit 99.1 to this Current Report.

f.Not applicable.

Effective January 28, 2020, the Company amended its Articles of Incorporation by filing with the State of Nevada a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock designating an aggregate of 40,000 shares of authorized preferred stock as Series A Convertible Preferred Stock (the “Amendment”) filed herewith as Exhibit 3.1.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:EXHIBITS

Item	Title

3.1	Amendment to Articles of Incorporation
99.1	Press Release
99.2	Letter to Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vitro Diagnostics, Inc. (Registrant)

Dated: February 3, 2020	/s/ James R. Musick James R. Musick, President and CEO